UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2020

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street
Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	OSUR	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Director Appointment

On May 29, 2020, OraSure Technologies, Inc. (the “Company”) announced that Lelio Marmora has been appointed as a new member of the OraSure Technologies, Inc. Board of Directors (the “Board”), effective June 1, 2020. Mr. Marmora will serve as a Class III Director with an initial term expiring at the Company’s 2021 Annual Meeting of Stockholders. Mr. Marmora has also been appointed to serve on the Board’s Audit Committee and Nominating and Corporate Governance Committee.

Pursuant to the Company’s Non-Employee Director Compensation Policy (the “Policy”) and Stock Award Plan, Mr. Marmora was granted an initial equity award of time-vested restricted shares of the Company’s common stock having an aggregate value of $100,000. The foregoing grant will vest two years following the grant date. Vesting will be accelerated in the event of a change in control involving the Company. Mr. Marmora will also receive fees and additional equity compensation pursuant to the Policy.

There are no arrangements or understandings between Mr. Marmora and any other person pursuant to which he was selected as a Director of the Company. Mr. Marmora does not have any familial relationship with any member of the Board or executive officer of the Company, and there are no transactions in which Mr. Marmora has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A press release announcing Mr. Marmora’s appointment to the Board is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 8.01 – Other Events.

On May 29, 2020, the Company announced that it has entered into a definitive agreement to purchase privately held UrSure, Inc. for cash. A press release announcing this acquisition is attached as Exhibit 99.2 to this Report and is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of OraSure Technologies, Inc., dated May 29, 2020, announcing the appointment of Lelio Marmora to the Company’s Board of Directors.

99.2	Press release of OraSure Technologies, Inc. dated May 29, 2020 announcing that the Company has entered into a definitive agreement to purchase UrSure, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: May 29, 2020	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary